Exhibit 99.2

Supplemental Information
Fourth Quarter 2002

January 15, 2003

This information is preliminary and based on company data available at the time of the presentation. It speaks only as of the particular date or dates included in the accompanying pages. Bank of America does not undertake an obligation to, and disclaims any duty to, correct or update any of the information provided. Any forward-looking statements in this information are subject to the forward-looking language contained in Bank of America’s reports filed with the SEC pursuant to the Securities Exchange Act of 1934, which are available at the SEC’s website (www.sec.gov) or at Bank of America’s website (www.bankofamerica.com). Bank of America’s future financial performance is subject to risks and uncertainties as described in its SEC filings.

Bank of America Corporation
Results Overview

●	Diluted EPS of $1.69, up 17% from prior quarter and 23% over the fourth quarter of 2001, excluding prior year goodwill amortization expense.

●	Net income includes $.32 per diluted share tax benefit related to the settlement of the federal income tax returns through 1999.

●	Net charge-offs increased $361 million from the prior quarter level due to losses associated with the bankruptcy of a major airline as well as increased weakness in the utility sector.

●	Consumer and Commercial Banking revenue grew 3% over the prior quarter and 10% over the fourth quarter of 2001.

●	Steady deposit growth continues as a result of material improvements in customer satisfaction from quality and productivity initiatives as well as new account growth.

●	Revenue from our market sensitive businesses, Global Corporate and Investment Banking, Asset Management and Equity Investments, increased 9% from the prior quarter.

Bank of America Corporation
Consolidated Financial Highlights

(Dollars in millions, except per share information; shares in thousands)

	Year-to- Date 2002	Year-to- Date 2001	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001
Income statement
Total revenue	$34,494	$34,638	$8,804	$8,522	$8,575	$8,593	$8,815
Provision for credit losses	3,697	4,287	1,165	804	888	840	1,401
Gains on sales of securities	630	475	304	189	93	44	393
Business exit costs	—	1,305	—	—	—	—	—
Other noninterest expense	18,436	19,404	4,832	4,620	4,490	4,494	5,324
Income tax expense	3,742	3,325	497	1,052	1,069	1,124	426
Net income	9,249	6,792	2,614	2,235	2,221	2,179	2,057
Diluted earnings per common share (1)	5.91	4.18	1.69	1.45	1.40	1.38	1.28
Average diluted common shares outstanding	1,565,467	1,625,654	1,542,482	1,546,347	1,592,250	1,581,848	1,602,886
Cash dividends paid per common share	$2.44	$2.28	$0.64	$0.60	$0.60	$0.60	$0.60
Performance ratios
Return on average assets	1.40%	1.05%	1.49%	1.33%	1.38%	1.39%	1.25%
Return on average common shareholders’ equity	19.44	13.96	21.58	19.02	18.47	18.64	16.70

Book value per share of common stock	$33.49	$31.07	$33.49	$32.07	$31.47	$31.15	$31.07
Market price per share of common stock:
High for the period	$77.08	$65.54	$71.99	$71.94	$77.08	$69.61	$64.99
Low for the period	53.98	45.00	53.98	57.90	66.82	57.51	52.10
Closing price	69.57	62.95	69.57	63.80	70.36	68.02	62.95
Market capitalization	104,403	98,158	104,403	95,838	106,642	105,058	98,158
Number of banking centers	4,208	4,253	4,208	4,226	4,232	4,246	4,253
Number of ATM’s	13,013	13,113	13,013	12,489	12,827	13,161	13,113
Full-time equivalent employees	133,944	142,670	133,944	134,135	135,489	137,240	142,670

(1) Includes goodwill amortization of $.38 per share for year-to-date 2001 and $.09 per share in the fourth quarter of 2001.

	Year-to- Date 2002	Year-to- Date 2001	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001
Supplemental Financial Data

Performance Metrics—Excludes exit charges(2)
Earnings excluding exit charges	$9,249	$8,042	$2,614	$2,235	$2,221	$2,179	$2,057
Return on average assets	1.40%	1.24%	1.49%	1.33%	1.38%	1.39%	1.25%
Return on average common shareholders’ equity	19.44	16.53	21.58	19.02	18.47	18.64	16.70
Efficiency ratio (taxable-equivalent basis)	52.55	55.47	53.90	53.19	51.34	51.74	59.80
Shareholder value added	$3,760	$3,087	$1,214	$880	$834	$832	$793

Taxable-equivalent basis data
Net interest income	$21,511	$20,633	$5,537	$5,465	$5,262	$5,247	$5,505
Total Revenue	35,082	34,981	8,967	8,685	8,743	8,687	8,903
Net interest yield	3.75%	3.68%	3.66%	3.75%	3.75%	3.85%	3.95%
Efficiency ratio	52.55	59.20	53.90	53.19	51.34	51.74	59.80

(2)
Excludes charges for provision for credit losses of $395 million and noninterest expense of $1.3 billion, both of which are related to the exit of certain consumer finance businesses in the third quarter of 2001. Noninterest expense charges consisted of goodwill write-offs, auto lease residual charges, real estate servicing asset charges and other transaction costs. The impact of business exit charges on net income for the year ended December 31, 2001 was $1.25 billion or $0.77 per share (diluted).

Certain prior period amounts have been reclassified to conform to current period classifications.

Bank of America Corporation
Consolidated Statement of Income

(Dollars in millions, except per share information; shares in thousands)

	Year-to-Date 2002	Year-to-Date 2001	Fourth Quarter 2002	Third Quarter 2002	Second Quarter 2002	First Quarter 2002	Fourth Quarter 2001
Interest income
Interest and fees on loan and leases	$22,030	$27,166	$5,502	$5,553	$5,530	$5,445	$5,824
Interest and dividends on securities	4,035	3,706	1,061	1,104	924	946	1,075
Federal funds sold and securities purchased under agreements to resell	870	1,414	208	177	270	215	254
Trading account assets	3,811	3,623	979	1,006	948	878	912
Other interest income	1,415	2,384	371	345	312	387	740

Total interest income	32,161	38,293	8,121	8,185	7,984	7,871	8,805

Interest expense
Deposits	5,434	8,886	1,292	1,414	1,384	1,344	1,713
Short-term borrowings	2,089	4,167	557	526	529	477	700
Trading account liabilities	1,260	1,155	289	342	344	285	268
Long-term debt	2,455	3,795	609	601	633	612	707

Total interest expense	11,238	18,003	2,747	2,883	2,890	2,718	3,388

Net interest income	20,923	20,290	5,374	5,302	5,094	5,153	5,417
Noninterest income
Consumer service charges	2,986	2,865	802	761	732	691	745
Corporate service charges	2,290	2,078	571	586	566	567	540

Total service charges	5,276	4,943	1,373	1,347	1,298	1,258	1,285

Consumer investment and brokerage services	1,544	1,546	370	373	420	381	382
Corporate investment and brokerage services	693	566	171	174	178	170	151

Total investment and brokerage services	2,237	2,112	541	547	598	551	533

Mortgage banking income	751	593	206	218	135	192	167
Investment banking income	1,545	1,579	422	318	464	341	473
Equity investment gains/(losses)	(280)	291	(54)	(216)	(36)	26	(49)
Card income	2,620	2,422	736	686	621	577	630
Trading account profits (1)	778	1,842	99	71	263	345	334
Other income	644	566	107	249	138	150	25

Total noninterest income	13,571	14,348	3,430	3,220	3,481	3,440	3,398

Total revenue	34,494	34,638	8,804	8,522	8,575	8,593	8,815
Provision for credit losses (2)	3,697	4,287	1,165	804	888	840	1,401
Gains on sales of securities	630	475	304	189	93	44	393
Noninterest expense
Personnel	9,682	9,829	2,482	2,368	2,386	2,446	2,590
Occupancy	1,780	1,774	450	457	441	432	465
Equipment	1,124	1,115	292	291	279	262	280
Marketing	753	682	203	210	170	170	166
Professional fees	525	564	186	126	122	91	153
Amortization of intangibles	218	878	54	54	55	55	213
Data processing	1,017	776	291	295	226	205	224
Telecommunications	481	484	120	119	123	119	116
Business exit costs (2)	—	1,305	—	—	—	—	—
Other general operating	2,856	3,302	754	700	688	714	1,117

Total noninterest expense	18,436	20,709	4,832	4,620	4,490	4,494	5,324

Income before income taxes	12,991	10,117	3,111	3,287	3,290	3,303	2,483
Income tax expense	3,742	3,325	497	1,052	1,069	1,124	426

Net income	$9,249	$6,792	$2,614	$2,235	$2,221	$2,179	$2,057

Income available to common shareholders	9,244	6,787	2,613	2,233	2,220	2,178	2,056

Per common share information
Earnings	6.08	4.26	1.74	1.49	1.45	1.41	1.31

Diluted earnings (3)	5.91	4.18	1.69	1.45	1.40	1.38	1.28

Dividends	2.44	2.28	0.64	0.60	0.60	0.60	0.60

Average common shares issued and outstanding	1,520,042	1,594,957	1,499,557	1,504,017	1,533,783	1,543,471	1,570,083

Average diluted common shares issued and outstanding	1,565,468	1,625,654	1,542,482	1,546,347	1,592,250	1,581,848	1,602,886

(1)
Trading account profits for 2001 included the $83 million transition adjustment loss resulting from adoption of Statement of Financial Accounting Standards No.133, “Accounting for Derivative Instruments and Hedging Activities,” on January 1, 2001.

(2)
Results include provision for credit losses of $395 million and business exit costs of $1.3 billion, both of which are related to the exit of certain consumer finance businesses in the third quarter of 2001.

(3)	Includes goodwill amortization of $.38 per share in year-to-date 2001 and $.09 per share in the fourth quarter of 2001.

Certain prior period amounts have been reclassified to conform to current period presentation.

Bank of America Corporation
Consolidated Balance Sheet

(Dollars in millions)
	December 31 2002	September 30 2002	December 31 2001
Assets
Cash and cash equivalents	$24,973	$24,469	$26,837
Time deposits placed and other short-term investments	6,813	6,397	5,932
Federal funds sold and securities purchased under agreements to resell	44,878	40,371	28,108
Trading account assets	63,996	56,907	47,344
Derivative assets	34,310	32,838	22,147
Securities:
Available-for-sale	68,122	88,571	84,450
Held-to-maturity	1,026	1,010	1,049

Total securities	69,148	89,581	85,499

Loans and leases	342,755	341,091	329,153
Allowance for credit losses	(6,851)	(6,861)	(6,875)

Loans and leases, net of allowance for credit losses	335,904	334,230	322,278

Premises and equipment, net	6,717	6,758	6,414
Mortgage banking assets	2,110	2,129	3,886
Goodwill	11,389	11,389	10,854
Core deposits and other intangibles	1,095	1,127	1,294
Other assets	59,125	53,812	61,171

Total assets	$660,458	$660,008	$621,764

Liabilities
Deposits in domestic offices:
Noninterest-bearing	$122,686	$116,847	$112,064
Interest-bearing	232,320	228,174	220,703
Deposits in foreign offices:
Noninterest-bearing	1,673	1,928	1,870
Interest-bearing	29,779	30,466	38,858

Total deposits	386,458	377,415	373,495

Federal funds purchased and securities sold under agreements to repurchase	65,079	61,823	47,727
Trading account liabilities	25,574	26,031	19,452
Derivative liabilities	23,566	23,701	14,868
Commercial paper	114	149	1,558
Other short-term borrowings	25,120	34,272	20,659
Accrued expenses and other liabilities	17,052	22,393	27,459
Long-term debt	61,145	59,954	62,496
Trust preferred securities	6,031	6,031	5,530

Total liabilities	610,139	611,769	573,244

Shareholders’ equity
Preferred stock, $0.01 par value; authorized—100,000,000 shares; issued and outstanding 1,356,749, 1,391,749 and 1,514,478 shares	58	60	65
Common stock, $0.01 par value; authorized—5,000,000,000 shares; issued and outstanding 1,500,691,103, 1,502,161,891 and 1,559,297,220 shares	496	674	5,076
Retained earnings	48,517	46,870	42,980
Accumulated other comprehensive income	1,232	613	437
Other	16	22	(38)

Total shareholders’ equity	50,319	48,239	48,520

Total liabilities and shareholders’ equity	$660,458	$660,008	$621,764

Bank of America Corporation
Capital Management

(Dollars in millions)

	4Q01	1Q02	2Q02	3Q02	4Q02*
Tier 1 capital	$41,979	$42,078	$41,097	$41,732	$43,105
Total capital	64,124	64,158	63,108	63,505	65,169
Net risk-weighted assets	506,020	496,227	508,008	513,085	524,175
Tier 1 capital ratio	8.30%	8.48%	8.09%	8.13%	8.22%
Total capital ratio	12.67	12.93	12.42	12.38	12.43
Ending equity / ending assets	7.80	7.77	7.48	7.31	7.62
Ending capital / ending assets	8.69	8.66	8.35	8.22	8.53
Average equity / average assets	7.50	7.44	7.47	6.97	6.91

*Preliminary

Share Repurchase Program

109 million common shares were repurchased in 2002 as a part of ongoing share repurchase programs.

10 million common shares were repurchased during the fourth quarter of 2002.

24 million shares remain outstanding under the current authorized program (17 million net of outstanding put options).

50 million shares were issued in 2002 with 8 million shares issued during the fourth quarter, mostly due to stock incentive plans.

Bank of America Corporation
Average Balances and Interest Rates - Taxable-Equivalent Basis

(Dollars in millions)

	Fourth Quarter 2002			Third Quarter 2002			Fourth Quarter 2001
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$8,853	$56	2.49%	$10,396	$63	2.41%	$7,255	$64	3.47%
Federal funds sold and securities purchased under agreements to resell	49,169	208	1.68	40,294	178	1.76	38,825	253	2.60
Trading account assets	84,181	994	4.71	85,129	1,017	4.76	67,535	920	5.43
Total securities(1)	83,751	1,078	5.15	76,484	1,120	5.85	71,454	1,090	6.10
Loans and leases(2)
Commercial—domestic	105,333	1,777	6.70	106,039	1,728	6.47	121,399	2,138	6.99
Commercial—foreign	20,538	180	3.48	21,256	206	3.85	23,789	278	4.63
Commercial real estate—domestic	20,359	245	4.77	20,576	265	5.10	23,051	316	5.45
Commercial real estate—foreign	426	4	3.93	425	4	3.92	375	4	4.49

Total commercial	146,656	2,206	5.97	148,296	2,203	5.90	168,614	2,736	6.44

Residential mortgage	108,019	1,699	6.28	104,590	1,733	6.61	78,366	1,385	7.05
Home equity lines	23,347	300	5.10	23,275	314	5.35	22,227	340	6.07
Direct/Indirect consumer	30,643	523	6.76	30,029	530	7.01	30,363	583	7.61
Consumer finance	8,943	174	7.75	10,043	201	7.97	13,035	296	9.04
Bankcard	23,535	613	10.33	22,263	583	10.38	18,656	498	10.58
Foreign consumer	1,956	17	3.48	1,988	19	3.83	2,093	21	4.02

Total consumer	196,443	3,326	6.74	192,188	3,380	7.00	164,740	3,123	7.54

Total loans and leases	343,099	5,532	6.41	340,484	5,583	6.52	333,354	5,859	6.99

Other earning assets	32,828	417	5.07	27,461	387	5.61	36,782	707	7.67

Total earning assets(3)	601,881	8,285	5.48	580,248	8,348	5.73	555,205	8,893	6.37

Cash and cash equivalents	21,242			20,202			23,182
Other assets, less allowance for credit losses	72,345			68,699			73,410

Total assets	$695,468			$669,149			$651,797

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$22,142	35	0.63	$22,047	36	0.64	$20,132	42	0.83
NOW and money market deposit accounts	137,229	325	0.94	132,939	362	1.08	121,758	426	1.39
Consumer CDs and IRAs	66,266	728	4.36	67,179	746	4.40	71,895	898	4.96
Negotiable CDs, public funds and other time deposits	3,400	17	1.97	4,254	51	4.73	5,196	44	3.39

Total domestic interest-bearing deposits	229,037	1,105	1.91	226,419	1,195	2.09	218,981	1,410	2.56

Foreign interest-bearing deposits(4)
Banks located in foreign countries	15,286	104	2.70	17,044	123	2.85	20,771	170	3.22
Governments and official institutions	1,737	7	1.68	2,188	10	1.85	2,965	20	2.74
Time, savings, and other	17,929	76	1.68	18,686	86	1.83	21,858	113	2.06

Total foreign interest-bearing deposits	34,952	187	2.12	37,918	219	2.29	45,594	303	2.63

Total interest-bearing deposits	263,989	1,292	1.94	264,337	1,414	2.12	264,575	1,713	2.57

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	123,434	558	1.79	108,281	526	1.93	87,291	700	3.18
Trading account liabilities	30,445	289	3.77	33,038	342	4.11	29,921	268	3.55
Long-term debt and trust preferred securities	65,702	609	3.71	64,880	601	3.71	68,141	707	4.15

Total interest-bearing liabilities(3)	483,570	2,748	2.26	470,536	2,883	2.44	449,928	3,388	2.99

Noninterest-bearing sources:
Noninterest-bearing deposits	117,392			109,596			103,596
Other liabilities	46,432			42,365			49,357
Shareholders' equity	48,074			46,652			48,916

Total liabilities and shareholders' equity	$695,468			$669,149			$651,797

Net interest spread			3.22			3.29			3.38
Impact of noninterest-bearing sources			0.44			0.46			0.57

Net interest income/yield on earning assets		$5,537	3.66%		$5,465	3.75%		$5,505	3.95%

(1)	The average balance and yield on securities are based on the average of historical amortized cost balances.
(2)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.
(3)
Interest income includes the impact of interest rate risk management contracts, which increased interest income by $517 million and $397 million in the fourth and third quarters of 2002 and $473 million in the fourth quarter of 2001, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which (increased) interest expense by $(62) million and $(69) million in the fourth and third quarters of 2002 and $(40) million in the fourth quarter of 2001, respectively. These amounts were substantially offset by corresponding decreases in the interest paid on the underlying liabilities.

(4)	Primarily consists of time deposits in denominations of $100,000 or more.

Bank of America Corporation
Average Balances and Interest Rates - Taxable-Equivalent Basis

(Dollars in millions)

	Year-to-Date 2002			Year-to-Date 2001
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Earning assets
Time deposits placed and other short-term investments	$10,038	$243	2.42%	$6,723	$318	4.73%
Federal funds sold and securities purchased under agreements to resell	45,640	870	1.91	35,202	1,414	4.02
Trading account assets	79,562	3,860	4.85	66,418	3,653	5.50
Total securities (1)	75,298	4,100	5.44	60,372	3,761	6.23
Loans and leases(2)
Commercial—domestic	109,724	7,370	6.72	133,569	9,879	7.40
Commercial—foreign	21,287	824	3.87	26,492	1,567	5.90
Commercial real estate—domestic	21,161	1,043	4.93	24,607	1,700	6.91
Commercial real estate—foreign	408	17	4.23	348	20	6.08

Total commercial	152,580	9,254	6.06	185,016	13,166	7.12

Residential mortgage	97,204	6,423	6.61	81,472	5,920	7.27
Home equity lines	22,807	1,213	5.32	22,013	1,625	7.38
Direct/Indirect consumer	30,264	2,145	7.09	30,374	2,466	8.12
Consumer finance	10,533	856	8.12	27,709	2,242	8.09
Bankcard	21,410	2,195	10.25	16,641	1,879	11.29
Foreign consumer	2,021	74	3.68	2,222	127	5.80

Total consumer	184,239	12,906	7.01	180,431	14,259	7.90

Total loans and leases	336,819	22,160	6.58	365,447	27,425	7.50

Other earning assets	26,164	1,517	5.80	26,154	2,065	7.90

Total earning assets(3)	573,521	32,750	5.71	560,316	38,636	6.90

Cash and cash equivalents	21,166			22,542
Other assets, less allowance for credit losses	67,714			66,689

Total assets	$662,401			$649,547

Interest-bearing liabilities
Domestic interest-bearing deposits:
Savings	$21,691	138	0.64	$20,208	213	1.05
NOW and money market deposit accounts	131,841	1,369	1.04	114,657	2,498	2.18
Consumer CDs and IRAs	67,695	2,968	4.39	74,458	3,853	5.17
Negotiable CDs, public funds and other time deposits	4,237	128	3.03	5,848	290	4.96

Total domestic interest-bearing deposits	225,464	4,603	2.04	215,171	6,854	3.19

Foreign interest-bearing deposits(4)
Banks located in foreign countries	15,464	442	2.86	23,397	1,053	4.49
Governments and official institutions	2,316	43	1.86	3,615	152	4.21
Time, savings, and other	18,769	346	1.84	22,940	827	3.62

Total foreign interest-bearing deposits	36,549	831	2.27	49,952	2,032	4.07

Total interest-bearing deposits	262,013	5,434	2.07	265,123	8,886	3.35

Federal funds purchased, securities sold under agreements to repurchase and other short-term borrowings	104,153	2,089	2.01	92,476	4,167	4.51
Trading account liabilities	31,600	1,261	3.99	29,995	1,155	3.85
Long-term debt and trust preferred securities	66,045	2,455	3.72	69,622	3,795	5.45

Total interest-bearing liabilities(3)	463,811	11,239	2.42	457,216	18,003	3.94

Noninterest-bearing sources:
Noninterest-bearing deposits	109,466			97,529
Other liabilities	41,511			46,124
Shareholders’ equity	47,613			48,678

Total liabilities and shareholders’ equity	$662,401			$649,547

Net interest spread			3.29			2.96
Impact of noninterest-bearing sources			0.46			0.72

Net interest income/yield on earning assets		$21,511	3.75%		$20,633	3.68%

(1)	The average balance and yield on securities are based on the average of historical amortized cost balances.
(2)	Nonperforming loans are included in the respective average loan balances. Income on such nonperforming loans is recognized on a cash basis.
(3)
Interest income includes the impact of interest rate risk management contracts, which increased interest income by $2 billion and $978 million in 2002 and 2001, respectively. These amounts were substantially offset by corresponding decreases in the income earned on the underlying assets. Interest expense includes the impact of interest rate risk management contracts, which (increased) decreased interest expense by $(141) million and $63 million in 2002 and 2001, respectively. These amounts were substantially offset by corresponding decreases (increases) in the interest paid on the underlying liabilities.

(4)	Primarily consists of time deposits in denominations of $100,000 or more.

Bank of America Corporation
Business Segment View

(Dollars in millions)

Bank of America Corporation
Consumer and Commercial Banking Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2002	2001	4 Qtr 02	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01
Total Revenue*	$22,989	$21,058	$6,079	$5,902	$5,531	$5,477	$5,549
Provision for Credit Losses	1,805	1,582	509	420	449	427	536
Net Income(1)	6,088	4,953	1,649	1,579	1,444	1,416	1,257
Shareholder Value Added	4,054	3,286	1,134	1,075	937	908	840
Return on Average Equity	33.1%	25.9%	35.5%	34.6%	31.5%	30.8%	26.2%
Efficiency Ratio*	50.3	54.2	48.7	51.0	50.4	51.1	54.2

Selected Average Balance Sheet Components
Total Loans and Leases	$183,341	$178,116	$185,196	$183,035	$182,863	$182,238	$179,548
Total Deposits	283,261	266,035	292,262	283,772	280,169	276,663	273,256
Total Earning Assets	287,883	264,153	313,364	285,267	278,199	274,297	270,678

Period end (in billions)
Mortgage Servicing Portfolio	$264.5	$299.1	$264.5	$278.7	$287.8	$289.9	$299.1
Mortgage Originations
Retail	60.0	46.4	22.2	15.3	9.5	13.0	16.9
Wholesale	28.1	19.8	9.7	8.6	4.9	4.9	6.0
Correspondent	—	10.4	—	—	—	—	0.1

Consumer and Commercial Banking Sub-Segment Results

	Year-to-Date		Quarterly
Key Measures	2002	2001	4 Qtr 02	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01
Banking Regions
Total Revenue*	$13,356	$12,404	$3,462	$3,428	$3,289	$3,177	$3,203
Net Income(2)	3,281	2,616	884	837	815	745	654
Shareholder Value Added	2,084	1,774	575	537	517	455	440
Efficiency Ratio*	58.7%	62.5%	56.8%	59.7%	57.6%	60.7%	63.0%

Consumer Products
Total Revenue*	$6,123	$5,131	$1,699	$1,589	$1,396	$1,439	$1,432
Net Income(3)	1,640	1,317	456	437	350	397	368
Shareholder Value Added	1,292	998	369	350	263	310	286
Efficiency Ratio*	38.2%	41.2%	37.8%	38.0%	40.5%	36.5%	38.4%

Commercial Channel
Total Revenue*	$3,510	$3,523	$918	$885	$846	$861	$914
Net Income (4)	1,167	1,020	309	305	279	274	235
Shareholder Value Added	678	514	190	188	157	143	114
Efficiency Ratio*	39.4%	43.9%	38.0%	40.6%	39.0%	39.9%	48.3%

*	Taxable-equivalent basis

(1)	Includes goodwill amortization of $421 million in year-to-date 2001; $105 million in the fourth quarter of 2001.
(2)	Includes goodwill amortization of $348 million in year-to-date 2001; $87 million in the fourth quarter of 2001.
(3)	Includes goodwill amortization of $28 million in year-to-date 2001; $7 million in the fourth quarter of 2001.
(4)	Includes goodwill amortization of $45 million in year-to-date 2001; $11 million in the fourth quarter of 2001.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation
E-Commerce & BankofAmerica.com

Bank of America has the largest active online banking customer base with over 4.7 million subscribers. This represents an active customer penetration rate of 32%.

Bank of America uses a strict Active User standard—customers must have used our online services within the last 90 days.

1.8 million active bill pay users paid nearly $8 billion worth of bills this quarter. The number of active bill pay users has more than doubled since the beginning of the year, driven by Bank of America’s free bill pay promotion.

Currently, over 200 companies are presenting over 2.3 million
e-bills per quarter.

Bank of America Corporation
Consumer Credit Card Results
Included within Consumer Products

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2002	2001	4 Qtr 02	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01

Outstandings:
Held (Period-End)	$24,729	$19,884	$24,729	$23,062	$21,155	$19,535	$19,884
Managed (Period-End)	29,461	27,185	29,461	28,057	27,089	26,558	27,185
Held (Average)	21,410	16,641	23,535	22,263	20,402	19,383	18,656
Managed (Average)	27,352	24,637	28,406	27,540	26,902	26,539	26,040

Managed Income Statement:
Total Revenue	$3,566	$3,079	$975	$925	$821	$845	$835
Provision Expense	1,541	1,380	385	392	393	371	350
Noninterest Expense	952	865	235	244	239	234	228

Net Income Before Taxes	1,073	834	355	289	189	240	257

Shareholder Value Added (SVA)	$495	$342	$175	$138	$75	$107	$109

Credit Quality:
Charge-off $:
Held	$1,094	$672	$299	$285	$269	$241	$208
Managed	1,443	1,174	357	356	375	355	322

Charge-off %:
Held	5.11%	4.04%	5.03%	5.09%	5.28%	5.05%	4.43%
Managed	5.28	4.76	4.99	5.13	5.59	5.43	4.90

Managed Delinquency %:
30+	3.94%	4.12%	3.94%	3.63%	3.78%	4.16%	4.12%
90+	1.71	1.75	1.71	1.66	1.76	1.95	1.75

Bank of America Corporation
Global Corporate and Investment Banking Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2002	2001	4 Qtr 02	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01
Total Revenue*	$8,833	$9,586	$2,094	$2,038	$2,362	$2,339	$2,390
Provision for Credit Losses	1,209	1,292	526	203	216	264	498
Net Income(1)	1,723	1,956	230	427	562	504	435
Shareholder Value Added	421	519	(94)	107	237	171	102
Return on Average Equity	15.5%	14.9%	8.3%	15.6%	20.3%	17.7%	14.2%
Efficiency Ratio*	56.4	56.0	59.0	58.3	53.9	54.8	56.6

Selected Average Balance Sheet Components
Total Loans and Leases	$62,934	$82,321	$60,242	$60,821	$63,926	$66,840	$71,711
Total Deposits	64,769	66,983	65,884	66,166	63,770	63,212	66,076
Total Earning Assets	201,164	193,141	207,534	203,326	201,213	192,392	186,445

Global Corporate and Investment Banking Sub-Segment Results

	Year-to-Date		Quarterly
Key Measures	2002	2001	4 Qtr 02	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01
Global Investment Banking
Total Revenue*	$4,816	$5,387	$1,303	$914	$1,256	$1,343	$1,259
Net Income(2)	887	1,025	290	99	224	274	188
Shareholder Value Added	466	597	181	(8)	118	175	89
Efficiency Ratio*	70.7%	69.4%	64.7%	86.4%	70.6%	65.9%	74.9%

Global Credit Products
Total Revenue*	$2,369	$2,685	$434	$716	$658	$561	$726
Net Income(3)	457	631	(116)	242	209	122	158
Shareholder Value Added	(368)	(329)	(316)	43	3	(98)	(63)
Efficiency Ratio*	22.0%	21.9%	29.4%	17.7%	20.5%	23.5%	19.4%

Global Treasury Services
Total Revenue*	$1,648	$1,514	$357	$408	$448	$435	$405
Net Income(4)	379	300	56	86	129	108	89
Shareholder Value Added	323	251	41	72	116	94	76
Efficiency Ratio*	63.9%	68.9%	74.3%	66.5%	56.0%	61.0%	66.1%

*	Taxable-equivalent basis

(1)	Includes goodwill amortization of $109 million in year-to-date 2001; $27 million in the fourth quarter of 2001.
(2)	Includes goodwill amortization of $56 million in year-to-date 2001; $14 million in the fourth quarter of 2001.
(3)	Includes goodwill amortization of $43 million in year-to-date 2001; $11 million in the fourth quarter of 2001.
(4)	Includes goodwill amortization of $10 million in year-to-date 2001; $2 million in the fourth quarter of 2001.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation
Asset Management Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2002	2001	4 Qtr 02	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01
Total Revenue*	$2,399	$2,475	$600	$581	$620	$598	$625
Provision for Credit Losses	318	121	31	118	143	26	34
Net Income(1)	404	522	119	72	71	142	133
Shareholder Value Added	113	312	38	(3)	3	75	80
Return on Average Equity	16.3%	23.5%	17.4%	11.3%	12.2%	24.9%	23.7%
Efficiency Ratio*	61.4	62.1	64.9	61.8	60.2	58.8	61.7

Selected Average Balance Sheet Components
Total Loans and Leases	$23,251	$24,381	$22,227	$22,964	$23,666	$24,171	$24,537
Total Deposits	12,030	11,897	12,531	11,967	11,776	11,837	11,936
Total Earning Assets	23,900	25,457	22,971	23,566	24,266	24,822	25,285

Period end (in billions)
Assets under Management	$310.3	$314.2	$310.3	$271.9	$295.2	$314.9	$314.2
Client Brokerage Assets	90.9	99.4	90.9	87.1	90.5	96.6	99.4
Assets in Custody	46.6	46.9	46.6	42.1	41.0	46.0	46.9

Total Client Assets	$447.8	$460.5	$447.8	$401.1	$426.7	$457.5	$460.5

*	Taxable-equivalent basis

(1)	Includes goodwill amortization of $47 million in year-to-date 2001; $12 million in the fourth quarter of 2001.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation
Equity Investments Segment Results

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2002	2001	4 Qtr 02	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01
Total Revenue*	($433)	$29	($95)	($230)	($82)	($26)	($90)
Provision for Credit Losses	7	8	7	—	—	—	9
Net Income (1)	(329)	(115)	(81)	(159)	(56)	(33)	(98)
Shareholder Value Added	(582)	(388)	(144)	(222)	(121)	(95)	(165)
Return on Average Equity	(15.5)%	(4.9)%	(15.2)%	(30.5)%	(10.3)%	(6.4)%	(17.1)%
Efficiency Ratio*	(21.7)	n/m	(29.8)	(12.0)	(11.7)	(109.2)	(69.9)

Selected Average Balance Sheet Components
Total Loans and Leases	$440	$477	$438	$446	$448	$427	$444
Total Deposits	—	13	—	—	—	—	—
Total Earning Assets	441	489	438	446	448	433	453

Period end
Investment Balances for Principal Investing	$5,395	$5,469	$5,395	$5,429	$5,429	$5,519	$5,469

*	Taxable-equivalent basis

(1)	Includes goodwill amortization of $7 million in year-to-date 2001; $2 million in the fourth quarter of 2001.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation
Corporate Other Results(1)

(Dollars in millions)

	Year-to-Date		Quarterly
Key Measures	2002	2001(2)	4 Qtr 02	3 Qtr 02	2 Qtr 02	1 Qtr 02	4 Qtr 01
Total Revenue*	$1,294	$1,833	$289	$394	$312	$299	$429
Provision for Credit Losses	358	1,284	92	63	80	123	324
Net Income(3)	1,363	(524)	697	316	200	150	330
Shareholder Value Added	(246)	(642)	280	(77)	(222)	(227)	(64)

Selected Average Balance Sheet Components
Total Loans and Leases	$66,853	$80,152	$74,996	$73,218	$64,780	$54,126	$57,114
Total Deposits	11,419	17,724	10,704	12,028	10,271	12,691	16,903
Total Earning Assets	150,203	144,204	171,271	158,036	138,750	132,241	145,361

*	Taxable-equivalent basis

(1)
Corporate Other consists primarily of gains and losses associated with managing the balance sheet of the Corporation, certain consumer finance and commercial lending businesses being liquidated, and certain residential mortgages originated by the mortgage group or otherwise acquired and held for asset/liability management purposes.

(2)
Results include provision for credit losses of $395 million and noninterest expense of $1.3 billion, both of which are related to the exit of certain consumer finance businesses in the third quarter of 2001. Net income includes goodwill amortization of $32 million in year-to-date 2001; $3 million in the fourth quarter of 2001.

(3)	Includes $488 million tax benefit related to the settlement of federal income tax returns through 1999 in the fourth quarter of 2002.

Certain prior period amounts have been reclassified between segments to conform to the current period presentation.

Bank of America Corporation
Customer Segment View (1)

(Dollars in millions)

Net Income
Year-to-Date

Customer Segments:	2002	2001(2)	% Increase (Decrease)
Consumer	$ 3,351	$ 2,982	12.4%
Premier	526	476	10.5
Private	289	450	(35.8)
Small Business	986	859	14.8
Commercial	1,340	1,176	13.9
Corporate	1,723	2,064	(16.5)
Equity Investments	(329)	(107)	n/m
Corporate Other (3)	1,363	(492)	n/m

Total Net Income	$ 9,249	$ 7,408	24.9

(1)	See Form Third Quarter 2002 10Q for customer segment descriptions.

(2)	Excludes goodwill amortization.

(3)
2002 includes $488 million tax benefit related to the settlement of federal income tax returns through 1999. 2001 includes $1.25 billion of after-tax costs related to the exit of certain consumer finance businesses.

Bank of America Corporation
Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	4Q01		1Q02		2Q02		3Q02		4Q02
	Amt.	Ratio	Amt.	Ratio	Amt.	Ratio	Amt.	Ratio	Amt.	Ratio
Commercial—domestic	$714	2.33%	$370	1.29%	$383	1.38%	$240	0.90%	$478	1.80%
Commercial—foreign	60	1.00	49	0.90	119	2.23	148	2.77	205	3.95
Commercial real estate—domestic	17	0.29	14	0.25	8	0.14	6	0.12	9	0.20

Total Commercial	791	1.86	433	1.09	510	1.32	394	1.05	692	1.87

Residential mortgage	6	0.03	11	0.05	8	0.03	5	0.02	18	0.07
Home equity lines	5	0.10	8	0.15	7	0.12	5	0.08	6	0.10
Direct/indirect consumer	83	1.08	64	0.86	38	0.50	48	0.63	60	0.78
Consumer finance	81	2.46	75	2.49	49	1.77	54	2.13	77	3.44
Bankcard	208	4.43	241	5.05	269	5.28	285	5.09	299	5.03
Other consumer domestic	18	n/m	7	n/m	7	n/m	11	n/m	11	n/m
Foreign consumer	2	0.25	1	0.16	—	—	2	0.32	2	0.38

Total Consumer	403	0.97	407	0.99	378	0.84	410	0.85	473	0.95

Total Net Charge-offs	$1,194	1.42	$840	1.04	$888	1.06	$804	0.94	$1,165	1.35

By Business Segment:
Consumer & Commercial Banking	$536	1.18%	$427	0.95%	$449	0.99%	$420	0.91%	$509	1.09%
Global Corporate & Investment Banking	498	2.76	264	1.60	216	1.35	203	1.32	526	3.46
Asset Management	34	0.55	26	0.44	143	2.43	118	2.04	30	0.54
Equity Investments	9	7.76	—	—	—	—	—	—	7	6.26
Corporate Other	117	0.81	123	0.92	80	0.50	63	0.34	93	0.50

Total Net Charge-offs	$1,194	1.42	$840	1.04	$888	1.06	$804	0.94	$1,165	1.35

Loans are classified as domestic or foreign based upon the domicile of the borrower.

Bank of America Corporation
Net Charge-offs and Net Charge-off Ratios

(Dollars in millions)

	Year-to-Date 2002		Year-to-Date 2001		Year-to-Date 2001 excl. Business Exit(1)
	Amt.	Ratio	Amt.	Ratio	Amt.	Ratio
Commercial—domestic	$1,471	1.34%	$1,949	1.46%	$1,949	1.46%
Commercial—foreign	521	2.45	208	0.78	208	0.78
Commercial real estate—domestic	37	0.18	39	0.16	39	0.16

Total Commercial	2,029	1.33	2,196	1.19	2,196	1.19

Residential mortgage	42	0.04	26	0.03	26	0.03
Home equity lines	26	0.11	19	0.09	19	0.09
Direct/indirect consumer	210	0.69	250	0.82	250	0.82
Consumer finance	255	2.42	1,026	3.70	391	1.41
Bankcard	1,094	5.11	672	4.04	672	4.04
Other consumer domestic	36	n/m	50	n/m	50	n/m
Foreign consumer	5	0.25	5	0.22	5	0.22

Total Consumer	1,668	0.91	2,048	1.14	1,413	0.78

Total Net Charge-offs	$3,697	1.10	4,244	1.16	3,609	0.99

By Business Segment:
Consumer & Commercial Banking	$1,805	0.98%	$1,581	0.89%	$1,581	0.89%
Global Corporate & Investment Banking	1,209	1.92	1,292	1.57	1,292	1.57
Asset Management	317	1.37	121	0.50	121	0.50
Equity Investments	7	1.57	8	1.73	8	1.73
Corporate Other	359	0.54	1,242	1.55	607	0.76

Total Net Charge-offs	$3,697	1.10	$4,244	1.16	$3,609	0.99

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)	Excludes $635 million related to exit of certain consumer finance businesses in the third quarter of 2001.

Bank of America Corporation
Nonperforming Assets

(Dollars in millions)
	4Q01	1Q02	2Q02	3Q02	4Q02
Commercial—domestic	$3,123	$3,207	$2,847	$3,132	$2,781
Commercial—foreign	461	583	980	854	1,359
Commercial real estate—domestic	240	216	202	172	161
Commercial real estate—foreign	3	2	3	3	3

Total Commercial	3,827	4,008	4,032	4,161	4,304

Residential mortgage	556	477	503	585	612
Home equity lines	80	73	64	57	66
Direct/Indirect consumer	27	26	27	31	30
Consumer finance	9	8	8	8	19
Foreign consumer	7	9	8	7	6

Total Consumer	679	593	610	688	733

Total Nonperforming Loans	4,506	4,601	4,642	4,849	5,037
Foreclosed properties	402	391	297	282	225

Total Nonperforming Assets(1)	$4,908	$4,992	$4,939	$5,131	$5,262

Loans past due 90 days or more and still accruing	$680	$662	$605	$726	$764
Nonperforming Assets / Total Assets	0.79%	0.81%	0.77%	0.78%	0.80%
Nonperforming Assets / Total Loans, Leases and Foreclosed Properties	1.49	1.51	1.45	1.50	1.53
Nonperforming Loans / Total Loans and Leases	1.37	1.39	1.36	1.42	1.47

Allowance for Loan Losses	$6,875	$6,869	$6,873	$6,861	$6,851
Allowance / Total Loans	2.09%	2.07%	2.02%	2.01%	2.00%
Allowance / Total Nonperforming Loans	153	149	148	142	136

Loans are classified as domestic or foreign based upon the domicile of the borrower.

(1)
Balances do not include $120 million, $184 million, $221 million, $304 million and $1.0 billion of nonperforming assets included in other assets at December 31,  2002, September 30, 2002, June 30, 2002, March 31, 2002 and December 31, 2001, respectively.

Bank of America Corporation
Regional Foreign Exposure

(Dollars in Millions)

	Loans and Loan Commitments	Other Financing(1)	Derivatives (Net Positive Mark-To-Market)	Securities / Other Investments(2)	Total Crossborder(3)	Gross Local Country Exposure(4)	Total Binding Exposure 12/31/2002	Increase / (Decrease) from
								09/30/2002	12/31/2001
Region/Country

Asia
China	$80	$14	$54	$35	$183	$61	$244	$48	$(31)
Hong Kong	157	56	82	109	404	3,400	3,804	(65)	(451)
India	405	48	70	32	555	818	1,373	(119)	(407)
Indonesia	82	—	17	15	114	6	120	(28)	(155)
Japan	358	54	454	2,133	2,999	617	3,616	80	371
Korea (South)	154	322	20	8	504	732	1,236	(10)	26
Malaysia	9	3	1	2	15	225	240	(21)	(106)
Pakistan	7	—	—	—	7	—	7	(2)	(12)
Philippines	30	31	4	10	75	81	156	(46)	(166)
Singapore	170	7	86	10	273	1,395	1,668	347	270
Taiwan	294	205	35	52	586	503	1,089	(51)	176
Thailand	36	10	19	26	91	172	263	(23)	(125)
Other	3	17	1	—	21	75	96	(20)	(24)

Total	$1,785	$767	$843	$2,432	$5,827	$8,085	$13,912	$90	$(634)

Central and Eastern Europe
Russia Federation	$—	$—	—	$5	$5	—	$5	$(9)	$5
Turkey	30	9	—	19	58	—	58	(7)	(69)
Other	14	23	45	191	273	28	301	(128)	35

Total	$44	$32	$45	$215	$336	$28	$364	$(144)	$(29)

Latin America
Argentina	$249	$47	2	$78	$376	89	$465	$(41)	$(280)
Brazil	298	240	55	152	745	430	1,175	(372)	(1,299)
Chile	118	9	8	6	141	—	141	(25)	(108)
Colombia	76	6	5	1	88	—	88	(34)	(51)
Mexico	708	168	128	400	1,404	185	1,589	(303)	(638)
Venezuela	105	4	6	114	229	3	232	(10)	(9)
Other	104	89	3	29	225	—	225	(92)	(71)

Total	$1,658	$563	$207	$780	$3,208	$707	$3,915	$(877)	$(2,456)

Total	$3,487	$1,362	$1,095	$3,427	$9,371	$8,820	$18,191	$(931)	$(3,119)

(1)	Includes acceptances, standby letters of credit, commercial letters of credit and formal guarantees.

(2)
Amounts outstanding in the table above for Philippines, Argentina, Mexico, Venezuela and Latin America Other have been reduced by $12 million, $90 million, $505 million, $131 million and $37 million, respectively, at December 31, 2002, and $10 million, $0, $436 million, $105 million and $32 million, respectively, at December 31, 2001. Such amounts represent the fair value of U.S. Treasury securities held as collateral outside the country of exposure.

(3)
Cross-border exposure includes amounts payable to the Corporation by residents of countries other than the one in which the credit is booked, regardless of the currency in which the claim is denominated, consistent with the FFIEC 009 reporting rules.

(4)
Gross local country exposure includes amounts payable to the Corporation by residents of countries in which the credit is booked, regardless of the currency in which the claim is denominated. Management does not net local funding or liabilities against local exposures as allowed by the FFIEC.